CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
(the “Fund”)

Supplement dated June 1, 2020 to the Prospectus dated February 1, 2020

On May 29, 2020, the Board of Trustees (“Board”) of Forum Funds II (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders. The Fund’s investment adviser, Caravan Capital Management, LLC (the “Adviser”), recommended that the Board approve the Plan based on market conditions and economic factors adversely affecting the Fund, which have resulted in the Fund’s investment strategy being out of favor among existing and potential shareholders, and the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund pursuant to the Plan.

The Fund anticipates that it will complete the liquidation on or around the close of business on or about June 30, 2020, or another date the Trust’s officers may determine pursuant to the terms of the Plan (the “Liquidation Date”).  In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund.  Reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation. Any investor who purchases Fund shares through reinvestment of dividends also should consider the potential tax consequences of making new investments in the Fund during the short period prior to the Fund’s liquidation.

The Fund has departed from its stated investment objective and strategies as a defensive measure and, in light of the anticipated liquidation of the Fund, will continue to hold cash and cash equivalent positions until the Liquidation Date in an effort to preserve value. The Fund will continue to sell its remaining portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.  The Fund is no longer being marketed for new investment and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses. Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses in respect of their new as well as existing investments.

On the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

The liquidation will constitute a taxable event, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account. Therefore, you may be subject to federal, state, local or foreign taxes. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

Under the terms of the Plan, the Board may authorize certain variations from, or amendments to, the provisions of the Plan that it deems necessary or appropriate to effect the liquidation in an orderly manner.

* * *

For more information, please contact a Fund customer service representative toll free at (844) 856-1516.

PLEASE RETAIN FOR FUTURE REFERENCE.

CARAVAN FRONTIER MARKETS OPPORTUNITIES FUND
(the “Fund”)

Supplement dated June 1, 2020 to the Statement of Additional Information (“SAI”)
dated February 1, 2020, as supplemented

On May 29, 2020, the Board of Trustees (“Board”) of Forum Funds II (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of the Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders. The Fund’s investment adviser, Caravan Capital Management, LLC (the “Adviser”), recommended that the Board approve the Plan based on market conditions and economic factors adversely affecting the Fund, which have resulted in the Fund’s investment strategy being out of favor among existing and potential shareholders, and the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund pursuant to the Plan.

The Fund anticipates that it will complete the liquidation on or around the close of business on or about June 30, 2020, or another date the Trust’s officers may determine pursuant to the terms of the Plan (the “Liquidation Date”).  In anticipation of the liquidation, the Fund will stop accepting purchases into the Fund.  Reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation. Any investor who purchases Fund shares through reinvestment of dividends also should consider the potential tax consequences of making new investments in the Fund during the short period prior to the Fund’s liquidation.

The Fund has departed from its stated investment objective and strategies as a defensive measure and, in light of the anticipated liquidation of the Fund, will continue to hold cash and cash equivalent positions until the Liquidation Date in an effort to preserve value. The Fund will continue to sell its remaining portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.  The Fund is no longer being marketed for new investment and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses. Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses in respect of their new as well as existing investments.

On the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

The liquidation will constitute a taxable event, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account. Therefore, you may be subject to federal, state, local or foreign taxes. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

Under the terms of the Plan, the Board may authorize certain variations from, or amendments to, the provisions of the Plan that it deems necessary or appropriate to effect the liquidation in an orderly manner.

* * *

For more information, please contact a Fund customer service representative toll free at (844) 856-1516.

PLEASE RETAIN FOR FUTURE REFERENCE.